2021 Annual Stress Test Disclosure Dodd-Frank Act Stress Test Results Supervisory Severely Adverse Scenario June 28, 2021

Agenda Page 1 Overview 1 2 2021 Supervisory Severely Adverse scenario results 3 3 Risks and methodologies 10

Overview This 2021 Annual Stress Test Disclosure presents the results of the annual stress test conducted by JPMorgan Chase & Co. or the as required under the rules of the Board of Governors of the Federal Reserve System (the that implement the Dodd-Frank Act Stress Test requirements . The results reflect certain forecasted financial measures for the nine-quarter projection period (1Q21 through 1Q23) under the Supervisory Severely Adverse scenario prescribed by the Federal Reserve. The stress test has been conducted in accordance with the regulations and other requirements of the Federal Reserve. The results represent hypothetical estimates under the Supervisory Severely Adverse scenario prescribed by the Federal Reserve on February 12, 2021 and do not represent JPMorgan Chase's forecasts of actual expected gains, losses, pre-provision net revenue ("PPNR"), net income before taxes, capital, risk-weighted assets or capital ratios. The results were calculated using forecasting models and methodologies developed by JPMorgan Chase. The Federal Reserve conducts its own stress tests of large banks, including JPMorgan Chase, based on forecasting models and methodologies developed by the Federal Reserve1. Because the models and methodologies utilized by the Firm and the Federal Reserve are different, the results separately published by the Federal Reserve2 may vary from those disclosed in this report. JPMorgan Chase may not be able to explain the differences between the results published in this report and the results published by the Federal Reserve. JPMorgan Chase's results reflect the standardized set of capital action assumptions that are specified in the Federal Reserve's DFAST Rule3 for each quarter of the projection period, as follows: Payments on instruments that qualify as additional tier 1 capital or tier 2 capital equal to the stated dividend, interest, or principal due on such instrument; No redemption or repurchase of any capital instrument that is eligible for inclusion in the numerator of a regulatory capital ratio; and No issuances of common stock or preferred stock A strong capital position is essential to the Firm's business strategy and competitive position. Maintaining a strong balance sheet to manage through economic ttee. Capital adequacy and stress AST Stress Test is subject to a governance framework, which includes oversight by the Board of Directors, the Firmwide Asset and Liability Committee, Capital Governance Committee, the Firmwide Audit. 1 https://www.federalreserve.gov/publications/files/2021-april-supervisory-stress-test-methodology.pdf 2 https://www.federalreserve.gov/publications/files/2021-dfast-results-20210624.pdf 3 12 CFR 252.56(b) Overview 1

The Supervisory Severely Adverse scenario is characterized by a severe global recession, accompanied by a period of heightened stress in commercial real estate and corporate debt markets 2021 Stress Test Supervisory Severely Adverse scenario U.S. real GDP GDP declines 4.0% to its trough in the third quarter of 2022 U.S. unemployment rate Unemployment rate rises 4.0 percentage points to a peak level of 10.8% in the third quarter of 2022 U.S. inflation n the second quarter of 2021 Real estate prices House prices decline 24% through the fourth quarter of 2022 relative to their level in the fourth quarter of 2020; commercial real estate prices decline by 40% by the first quarter of 2023 relative to their level in the fourth quarter of 2020 Equity markets Equity prices decline by 55% through the third quarter of 2021; equity market volatility peaks in the first quarter of 2021 Short-term and long-term rates Short-term Treasury rates remain unchanged from 0.10% in the fourth quarter of 2020; long-term Treasury rates drop from 0.90% in the fourth quarter of 2020 to 0.30% in the first quarter of 2021, gradually recovering to 0.90% by the first quarter of 2023 Mortgage rates 30-year mortgage rates rise 1.0 percentage points to a peak of 3.80% in the third quarter of 2021 before declining to 3.60% by the first quarter of 2023 Credit spreads The spread between yields on investment-grade corporate bonds and yields on long-term Treasury securities widen 430bps to a peak of 600 basis points in the third quarter of 2021 International The scenario features slowdowns starting in the first quarter of 2021 in all developed country blocs, leading to recessions in the Euro area, the United Kingdom, and Japan Key economic variables in the Supervisory Severely Adverse scenario prescribed by the Federal Reserve1 1 For the full scenario description and a complete set of economic variables provided by the Federal Reserve, see Board of Governo https://www.federalreserve.gov/newsevents/pressreleases/files/bcreg20210212a1.pdf Overview 2

Agenda Page 1 Overview 1 2 2021 Supervisory Severely Adverse scenario results JPMorgan Chase & Co. JPMorgan Chase Bank, N.A. 3 3 8 3 Risks and methodologies 10

2021 Supervisory Severely Adverse scenario results | JPMorgan Chase & Co.

DFAST results under the Supervisory Severely Adverse scenario

Capital and RWA projections – JPMorgan Chase

Firm-calculated projected stressed capital ratios[1,2] (1Q21 – 1Q23)

	Actual 4Q20	Regulatory minimum[4]	Stressed capital ratios	
			1Q23	Minimum[5]
Common equity tier 1 capital ratio (%)	13.1%	4.5%	11.2%	9.6%
Tier 1 risk-based capital ratio (%)	15.0%	6.0%	12.9%	11.3%
Total risk-based capital ratio (%)	17.3%	8.0%	14.7%	13.2%
Tier 1 leverage ratio (%)	7.0%	4.0%	6.1%	5.6%
Supplementary leverage ratio (%)[3]	6.9%	3.0%	5.1%	4.7%

[1] Risk-based capital ratios and Tier 1 Leverage ratio were calculated under the Basel III Standardized rules. The supplementary leverage ratio ("SLR") was calculated under the Basel III Advanced rules. For additional information on Basel III, refer to Capital Risk Management on pages 91-101 and Note 27 on pages 281-282 of JPMorgan Chase's Annual Report on Form 10-K for the year ended December 31, 2020 ("2020 Form 10-K")

[2] The capital metrics reflect the relief provided by the Federal Reserve Board in response to the COVID-19 pandemic, including the Current Expected Credit Losses ("CECL") capital transition provisions that became effective in the first quarter of 2020. Refer to Capital Risk Management pages 91-101 of JPMorgan Chase's 2020 Form 10-K

[3] The SLR reflects the temporary exclusions of U.S. Treasury securities and deposits at Federal Reserve Banks, which became effective April 1, 2020 and remained in effect through March 31, 2021

[4] Represents minimum requirements applicable to the Firm excluding regulatory capital buffers

[5] The minimum capital ratio represents the lowest calculated stressed risk-based and leverage-based capital ratios during the period 1Q21 to 1Q23

Firm-calculated projected risk-weighted assets

	Actual 4Q20	Projected 1Q23
Risk-weighted assets (billions of dollars)[1]	$1,561	$1,735

[1] Risk-weighted assets are calculated under the Basel III Standardized capital risk-based approach

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JPMorgan Chase & Co.

DFAST results under the Supervisory Severely Adverse scenario Profit & loss projections JPMorgan Chase Note: Numbers may not sum due to rounding 1 Pre-provision net revenue includes losses from operational-risk events and other real estate owned costs 2 Other revenue includes one-time income and expense items not included in PPNR 3 Trading and counterparty losses include mark-to- assumed instantaneous global market shock, and losses arising from the counterparty default scenario component applied to derivatives, securities lending, and repurchase agreement activities 4 Other losses/(gains) includes projected changes in fair value of loans held-for-sale ("HFS"), loans accounted for under the fair value option ("FVO"), and equity securities not held for trading 5 Other comprehensive income is reported on a pre-tax basis and includes net unrealized losses/(gains) on (a) available-for-sale ( 6 Average assets is the nine-quarter average of total assets Firm-calculated 9-quarter cumulative projected losses, revenue, net income before taxes, and other comprehensive income (1Q21 1Q23) Billions of dollars Percent of average assets6 Pre-provision net revenue1 $70.9 2.0 % equals Net interest income 129.5 3.6 Noninterest income 94.8 2.6 less Noninterest expense 153.3 4.3 Other revenue2 0.0 less Provision for credit losses 42.2 Trading and counterparty losses3 20.1 Other losses/(gains)4 8.4 equals Net income/(loss) before taxes $0.3 0.0 % Memo items Other comprehensive income5 $(6.8) Other effects on capital Actual 4Q20 1Q23 Accumulated other comprehensive income ("AOCI") in capital (billions of dollars) $8.0 $3.2 2021 Supervisory Severely Adverse scenario results | JPMorgan Chase & Co. 4

DFAST results under the Supervisory Severely Adverse scenario Loan loss projections JPMorgan Chase Note: Numbers may not sum due to rounding 1 Includes small and medium enterprise loans and corporate cards 2 Includes auto loans and other consumer loans 3 Includes international real estate loans, loans secured by farmland, loans to foreign governments, agricultural loans, securities lending, loans to depository and other financial institutions, and all other loans and leases 4 Portfolio loss rates are calculated by taking the cumulative losses over the nine-quarter projection period (i.e., 1Q21 to 1Q23) divided by the nine-quarter average loan balances excluding loans HFS and loans accounted for under the FVO Firm-calculated 9-quarter cumulative projected loan losses, by type of loan (1Q21 1Q23) Loan type Billions of dollars Portfolio loss rates (%)4 First lien mortgages, domestic $0.8 0.4 % Junior liens and home 0.5 2.4 Commercial & industrial1 16.0 8.8 Commercial real estate, domestic 3.4 2.8 Credit cards 22.2 15.9 Other Consumer2 1.6 2.5 Other3 3.9 1.4 Total projected loan losses $48.3 4.9% 2021 Supervisory Severely Adverse scenario results | JPMorgan Chase & Co. 5

13.1% 11.2% 4.5% (2.7%) (1.3%) (0.5%) (0.3%) (1.2%) (0.4%) Launch point (4Q20) PPNR (pretax) Provision for credit losses (pretax) Trading and counterparty losses (pretax) Other losses (pretax) AOCI RWA Other End point (1Q23) Note: Numbers may not sum due to rounding 1 4Q20 and 1Q23 reflect end-of-period amounts. Other amounts represent the cumulative nine-quarter impact for 1Q21 to 1Q23 2 Includes projected changes in fair value of loans HFS, loans accounted for under the FVO, and equity securities not held for trading 3 Includes preferred stock dividends, income tax expense/(benefit), and goodwill and intangibles net of related deferred tax liabilities Regulatory capital minimum: 4.5% Firm-calculated CET1 ratio under Supervisory Severely Adverse scenario ($B) 1 2 3 CET1 $205 $71 $(42) $(20) $(8) $(5) $(6) $194 RWA $1,561 $174 $1,735 1 2021 Supervisory Severely Adverse scenario results | JPMorgan Chase & Co. 6

6.9% 5.1% 2.1% (1.2%) (0.6%) (0.2%) (0.1%) (1.4%) (0.2%) Launch point (4Q20) PPNR (pretax) Provision for credit losses (pretax) Trading and counterparty losses (pretax) Other losses (pretax) AOCI SLR exposure Other End point (1Q23) Firm-calculated SLR under Supervisory Severely Adverse scenario ($B) Regulatory capital minimum: 3.0% Note: Numbers may not sum due to rounding 1 4Q20 and 1Q23 reflect end-of-period amounts. Other amounts represent the cumulative nine-quarter impact for 1Q21 to 1Q23 2 Includes projected changes in fair value of loans HFS, loans accounted for under the FVO, and equity securities not held for trading 3 Includes preferred stock dividends, income tax expense/(benefit), and goodwill and intangibles net of related deferred tax liabilities 4 The SLR reflects the temporary exclusion of U.S. Treasury securities and deposits at Federal Reserve Banks, which became effective April 1, 2020 and remained in effect through March 31, 2021 1 Tier 1 $235 $71 $(42) $(20) $(8) $(5) $(6) $224 SLR exposure $3,402 $960 $4,3614 2 31 2021 Supervisory Severely Adverse scenario results | JPMorgan Chase & Co. 7

Agenda Page 1 Overview 1 2 2021 Supervisory Severely Adverse scenario results JPMorgan Chase & Co. JPMorgan Chase Bank, N.A. 3 3 8 3 Risks and methodologies 10

2021 Supervisory Severely Adverse scenario results | JPMorgan Chase Bank, N.A.

DFAST results under the Supervisory Severely Adverse scenario

Capital projections – JPMorgan Chase Bank, N.A. (JPMCB)

JPMCB-calculated projected stressed capital ratios[1,2] (1Q21 – 1Q23)

	Actual 4Q20	Regulatory minimum[4]	Stressed capital ratios	
			1Q23	Minimum[5]
Common equity tier 1 capital ratio (%)	15.7%	4.5%	15.0%	13.1%
Tier 1 risk-based capital ratio (%)	15.7%	6.0%	15.0%	13.1%
Total risk-based capital ratio (%)	16.9%	8.0%	16.1%	14.3%
Tier 1 leverage ratio (%)	7.9%	4.0%	7.2%	6.7%
Supplementary leverage ratio (%)[3]	6.3%	3.0%	6.0%	5.5%

[1] Risk-based capital ratios and Tier 1 Leverage ratio were calculated under the Basel III Standardized rules. The SLR was calculated under the Basel III Advanced rules. For additional information on Basel III, refer to Capital Risk Management on pages 91-101 and Note 27 on pages 281-282 of JPMorgan Chase's 2020 Form 10-K

[2] The JPMCB 2021 DFAST capital metrics reflect the relief provided by the Office of the Comptroller of the Currency ("OCC") in response to the COVID-19 pandemic, including the CECL capital transition provisions that became effective in the first quarter of 2020

[3] JPMCB did not opt-in to the SLR relief provided by the OCC and as a result the SLR does not reflect the temporary exclusions of U.S. Treasury securities and deposits at Federal Reserve Banks

[4] Represents minimum requirements applicable to the Firm excluding regulatory capital buffers

[5] The minimum capital ratio represents the lowest calculated stressed risk-based and leverage-based capital ratios during the period 1Q21 to 1Q23

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JPMORGAN CHASE & CO.

DFAST results under the Supervisory Severely Adverse scenario Profit & loss projections JPMorgan Chase Bank, N.A. (JPMCB) Note: Numbers may not sum due to rounding 1 Pre-provision net revenue includes losses from operational-risk events and other real estate owned costs 2 Other revenue includes one-time income and expense items not included in PPNR 3 Trading and counterparty losses include mark-to- assumed instantaneous global market shock, and losses arising from the counterparty default scenario component applied to derivatives, securities lending, and repurchase agreement activities 4 Other losses/(gains) includes losses/(gains) associated with loans HFS, loans accounted for under the FVO and equity securities not held for trading 5 Other comprehensive income is reported on a pre-tax basis and includes net unrealized losses/gains on (a) AFS investment securities, (b) cash flow hedges, and (c) net losses and prior service costs related to defined benefit pension and OPEB plans 6 Average assets is the nine-quarter average of total assets for 1Q21 to 1Q23 JPMCB-calculated 9-quarter cumulative projected losses, revenue, net income before taxes, and other comprehensive income (1Q21 1Q23) Billions of dollars Percent of average assets6 Pre-provision net revenue1 $77.3 2.4 % equals Net interest income 129.8 4.0 Noninterest income 88.2 2.7 less Noninterest expense 140.7 4.3 Other revenue2 0.0 less Provision for credit losses 42.1 Trading and counterparty losses3 12.1 Other losses/(gains)4 7.7 equals Net income/(loss) before taxes $15.4 0.5 % Memo items Other comprehensive income5 $(6.1) Other effects on capital Actual 4Q20 1Q23 Accumulated other comprehensive income (billions of dollars) $8.4 $4.1 2021 Supervisory Severely Adverse scenario results | JPMorgan Chase Bank, N.A. 9

Agenda Page 1 Overview 1 2 2021 Supervisory Severely Adverse scenario results 3 3 Risks and methodologies 10

Key risks addressed in capital adequacy assessment projections The below risks, categorized across four risk types, represent risks inherent in JPMorgan Chase's business activities. The results of the Firm's capital stress tests reflect risks from each of these categories: Risk types Definition Strategic Credit and investment Market Operational Strategic risk is the risk to earnings, capital, liquidity or reputation1 associated with poorly designed or failed business plans or inadequate response to changes in the operating environment Capital risk ated risks during normal economic environments and under stressed conditions Liquidity risk is the risk that the Firm will be unable to meet its contractual and contingent financial obligations as they arise or that it does not have the appropriate amount, composition, and tenor of funding and liquidity to support its assets and liabilities Credit and investment risk is the risk associated with the default or change in credit profile of a client, counterparty or customer; or loss of principal or a reduction in expected returns on investments, including consumer credit risk, wholesale credit risk, and investment portfol io risk Consumer credit risk is the risk associated with the default or change in credit profile of a customer Wholesale credit risk is the risk associated with the default or change in credit profile of a client or counterparty Investment portfolio risk is the risk associated with the loss of principal or a reduction in expected returns on investments arising from the investment securities portfolio or from principal investments Market risk is the risk associated with the effect of changes in market factors, such as interest and foreign exchange rates, equity and commodity prices, credit spreads or implied volatilities, on the value of assets and liabilities held for both the short and long term Operational risk is the risk associated with an adverse outcome resulting from inadequate or failed internal processes or systems; human factors; or risk Compliance risk is the risk of failing to comply with laws, rules, regulations or codes of conduct and standards of self-regulatory organizations Conduct risk is the risk that any action or inaction by an employee or employees could lead to unfair client or customer outcomes, impact the Legal risk is the risk of loss primarily caused by the actual or alleged failure to meet legal obligations that arise from the rule of law in jurisdictions in which the Firm operates, agreements with clients and customers, and products and services offered by the Firm Estimations and model risk is the potential for adverse consequences from decisions based on incorrect or misused estimation outputs For additional information on the Firm's risks, see Firmwide Risk Management and the various risk sections on pages 85-151 -K 1 Reputational impact is less quantifiable than other risks. Actual losses from historical events that may have impacted the Fi forecasting framework; however, the entirety of the reputational impact may not be quantifiable Risks and methodologies 10

Trading & counterparty losses Instantaneous global market shocks with no mitigating actions were applied to trading and counterparty positions as of October 8, 20201; mark-to- market and nine-quarter default losses are reflected in the first quarter of the projection period posure to changes in the fair value of financial instruments primarily driven by changes in market factors such as credit spreads, equity prices, interest rates, currency rates and commodity prices Counterparty default assumes the instantaneous and unexpected default of the counterparty which would result in the largest loss across derivatives and securities financing transaction activities after the market shock. In addition, modeled losses related to other traded products and central counterparty clearing exposures are also included Key methodologies used in capital adequacy assessment projections Components Forecast methodology PPNR Provision for credit losses Represents total net revenue less noninterest expense; includes operational risk expense and excludes the provision for credit losses Product- lemented by industry data and qualitative model estimation, where appropriate Granular, LOB-level projections are used for expense forecasts, governed by Firmwide expense reduction guidelines for severe stress environments Operational risk loss projections utilize multiple approaches. For risks with relatively more frequent losses, the relationship between macroeconomic For idiosyncratic risks with relatively large potential losses, the loss projections rely on subject matter experts' forward-looking assessment of the risk (i.e., scenario analysis, reasonably possible losses) Provision on loans and held-to-maturity investment securities Projections of net charge-offs, allowances for credit losses, and asset balances are based on the composition and characteristics across asset classes and customer segments of the wholesale and consumer loan portfolios and held-to-maturity investment securities Model-based approach reflects credit migrations and changes in delinquency trends driven by underlying economic factors; additionally, models consider macroeconomic forecasts, characteristics such as credit ratings, geographic distribution, product and industry mix, and collateral type Provision on AFS investment securities Projections of losses on AFS positions resulting from credit impairment assumes no investment securities are sold throughout the forecast period Credit impairment is estimated using credit migration models for non-securitized assets and cash flow simulations for securitized assets 1 As prescribed by the Federal Reserve, the "as-of" date for the 2021 Annual Stress Test can be any date during the business week of October 5, 2020 Risks and methodologies 11

Components Forecast methodology RWA AOCI Capital Projections of risk-weighted assets are calculated under the Basel III Standardized capital risk-based approach Credit risk RWA projections utilize forecasted assets, derivatives, and other off-balance sheet items Market risk RWA projections reflect relationships between RWA and key macroeconomic drivers using estimation models sion and OPEB plans Projections are based on estimated changes in value of positions using a combination of full revaluation and sensitivity-based forecasting approaches for AFS investment securities, pension and OPEB plan assets and liabilities Capital projections reflect the standardized set of capital action assumptions that are specified in the Federal Reserve's DFAST Rule Losses on HFS/FVO loans Projections reflect changes in valuations of HFS loans and commitments pending syndication, as well as loans accounted for under the FVO in the -to-market value of HFS/FVO loans primarily due to credit spreads, default losses and business strategy for the portfolio Other gains/losses Risks and methodologies 12

Forward-looking statements The results presented here contain forward-looking projections that represent estimates based on the hypothetical, severely adverse economic and market scenarios and assumptions under the Supervisory Severely Adverse scenario prescribed by the Federal Reserve. The stress test results do not represent JPMorgan Chase's forecasts of actual expected gains, losses, pre-provision net revenue, net income before taxes, capital, risk-weighted assets, or capital and leverage ratios. Actual results may differ from those set forth in the forward-looking described in the forward- - K for the year ended December 31, 2020, and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, which have been filed with the Securities and Exchange Commission and are available on -web.com/ir/sec-other-filings/overview), and on the update any forward-looking statements. 13